Exhibit 24

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/Bernard J. Beaudoin

     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/David L. Bodde

     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared David
     L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/William H. Clark


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary  Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/Robert J. Dineen


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/W. Thomas Grant II


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/George E. Nettels, Jr.


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/Linda H. Talbott
                                   Linda H. Talbott


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared Linda
     H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand
     and  affixed  my official seal the day  and  year  last
     above written.
                                   /s/Jacquetta L. Hartman
                                   Notary Public


     My Commission Expires:

     April 8, 2000

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February 2000.

                                   /s/Robert H. West


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 1st day of February 2000, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

     My Commission Expires:

     April 8, 2000